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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-02239

                          Pioneer Interest Shares
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2004 through December 31, 2004


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


item 1.REPORTS TO SHAREOWNERS.


                                     PIONEER
                                    --------
                                    INTEREST
                                     SHARES

                                     Annual
                                     Report

                                    12/31/04

[LOGO] PIONEER
       Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                        1
Portfolio Summary                                            2
Performance Update                                           3
Portfolio Management Discussion                              4
Schedule of Investments                                      7
Financial Statements                                        17
Notes to Financial Statements                               21
Report of Independent Registered Public Accounting Firm     26
Results of Shareholder Meeting                              27
Trustees, Officers and Service Providers                    28

Pioneer Interest Shares

--------------------------------------------------------------------------------
LETTER TO SHAREOWNERS 12/31/04
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

After three calendar quarters of listless performance, U.S. equity markets improved strongly late in the year. Anxiety over energy prices, international tensions and the falling American dollar had held the markets back, but uneasiness about the presidential election was the principal source of investor hesitation. The election went smoothly, the result was decisive, and the ensuing rally pushed major indices into the black for the second year running. However, returns trailed 2003's levels. Small capitalization companies outperformed large-cap issues for the sixth consecutive year. Markets overseas were generally buoyant: commodity-rich nations saw surging demand for copper, iron ore, lumber and other materials, with much of their output destined to feed China's vast economic appetite.

Bond investors focused on longer-term issues. Reflecting the risk preference that favored small-cap stocks, high-yield bonds were the strongest performers, while higher quality issues, including U.S. Treasury issues, scored more modest gains. Municipal bond returns were generally favorable as well; economic growth spurred rising tax revenues, putting many issuers into surplus for the first time in years.

A measured pace of growth seems in store for the U.S. economy, which generated
2.2 million jobs after years of employment declines. By the end of September, the economy had tallied 12 positive quarters, and the nation's annualized growth rate stood at a respectable four percent. We believe this rate of expansion is enough to sustain growth without provoking the Federal Reserve Board into aggressive interest rate hikes aimed at calming inflation.

As always, thank you for your investment in Pioneer Interest Shares.

Respectfully,

/s/ Osbert M. Hood

Osbert M. Hood
President
Pioneer Investment Management, Inc.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Interest Shares

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 12/31/04
--------------------------------------------------------------------------------

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio and based on S&P ratings)

[The following table was depicted as a pie chart in the printed material.]

Treasury/Agency         56.5%
Not Rated                0.4%
A                        2.6%
BBB                     22.5%
BB                      11.6%
B                        5.0%
Commercial Paper         1.4%

Portfolio Maturity
--------------------------------------------------------------------------------
(Effective life as percentage of total investment portfolio)

[The following table was depicted as a pie chart in the printed material.]

0-1 Years                5.1%
1-3 Years               46.8%
3-4 Years               13.5%
4-6 Years               15.2%
6-8 Years                8.8%
8+ Years                10.6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)

    1.   U.S. Treasury Notes, 5.375%, 2/15/31                       3.21%
    2.   Federal Home Loan Mortgage Corp., 6.0%, 7/1/34             2.39
    3.   Government National Mortgage Association, 6.0%, 3/15/33    2.27
    4.   Federal Home Loan Mortgage Corp., 6.0%, 8/1/34             2.16
    5.   Federal National Mortgage Association, 5.5%, 9/1/19        2.08
    6.   Government National Mortgage Association, 5.5%, 7/15/34    1.98
    7.   Federal National Mortgage Association, 6.0%, 7/1/33        1.67
    8.   Bowater, Inc., 9.375%, 12/15/21                            1.57
    9.   Kennametal, Inc., 7.2%, 6/15/12                            1.40
   10.   Forest City Enterprises, 7.625%, 6/1/15                    1.28

This list excludes temporary cash investments and derivative instruments. Portfolio holdings will vary for other periods.

Pioneer Interest Shares

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/04
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        12/31/04   12/31/03
                 $12.61     $12.58

Market Price
per Share        12/31/04   12/31/03
                 $11.45     $11.53

Distributions per Share   Income      Short-Term      Long-Term
(1/1/04 - 12/31/04)       Dividends   Capital Gains   Capital Gains
                          $0.72       $   -           $   -

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Interest Shares, compared to that of the Lehman Brothers Aggregate Bond Index.

------------------------------------
Average Annual Total Returns
(as of December 31, 2004)

                Net Asset     Market
Period            Value       Price
10 Years          7.19%        7.51%
5 Years           7.02         9.62
1 Year            6.11         5.81
------------------------------------

[The following table was depicted as a mountain chart in the printed material.]

Value of $10,000 Investment

           Pioneer  Lehman Brothers
          Interest     Aggregate
           Shares     Bond Index
12/94       10000       10000
            11553       11848
12/96       12263       12278
            13828       13463
12/98       14587       14631
            14257       14508
12/00       15333       16196
            16394       17603
12/02       17353       19365
            18882       20100
12/04       20015       21035

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below net asset value ("NAV"), due to such factors as interest rate changes, and the perceived credit quality of borrowers.
Total investment return does not reflect broker sales charges or commissions.

Closed end funds, unlike open-end funds, are not continuously offered. Once issued, shares of closed-end funds are sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV is total assets less total liabilities, which includes preferred shares, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends or distributions are assumed to be in cash.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Pioneer Interest Shares

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/04
--------------------------------------------------------------------------------

The domestic economy grew at a healthy pace throughout 2004, encouraging the U.S. Federal Reserve finally to begin raising short-term rates from the unusually low levels to which they had fallen. The fixed-income market reacted favorably to the Fed's series of measured increases in the Fed funds rate, with the yields of longer-term Treasuries actually declining modestly. Meanwhile corporate bonds and mortgages continued to outperform Treasuries as investors sought out higher-yielding investments in an environment of continued low, by historical standards, interest rates. In the following discussion, Kenneth J. Taubes discusses the factors that influenced the performance of Pioneer Interest Shares during 2004. Mr. Taubes, Director of Pioneer's Fixed Income Group, oversees the team responsible for daily management of the portfolio.

Q: How did the Trust perform during 2004?

A: Pioneer Interest Shares performed very well, outdistancing its benchmark both at net asset value and at market price. For the 12 months ended December 31, 2004, Interest Shares had a total return of 6.11% at net asset value, compared to a return of 4.34% for the Lehman Brothers Aggregate Bond Index. Interest Shares' total return at market price was 5.48%. On December 31, 2004, the Fund's standardized 30-day SEC Yield was 4.86%.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares when redeemed, may be worth more or less than their original cost.

Q: What factors affected Fund performance?

A: With increasing evidence that the domestic economic recovery was continuing and sustainable, the Federal Reserve Board began signaling in the spring of 2004 that it was likely to begin tightening monetary policy by raising the Fed funds rate and dampening the potential for increasing inflationary pressures. On June 30, the Fed began a series of modest tightening steps, which resulted in the rate's rising from 1.00% to 2.25%, by the end of the year. Despite rising short-term rates, market rates for longer-maturity securities actually tended to decline during the year, as investors reacted in a show of confidence about the economy and the Fed's policy to head off inflationary pressures. While longer-term Treasuries performed

Pioneer Interest Shares

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   consistently with a stable economic environment and continued inflationary pressures, the backdrop of low interest rate volatility and improving corporate cash flow encouraged investors to seek out greater yields through corporate bonds and mortgage-backed securities. Both corporate bonds and mortgage securities outperformed Treasuries, with high-yield corporate debt turning in the best performance among the sectors in the domestic bond market.

   We emphasized corporate bonds, both high-yield and investment-grade, as well as mortgage securities - a decision which helped the portfolio's performance substantially. At the end of the period, 53.3% of portfolio assets were invested in mortgage securities, and another 42.1% was invested in corporate debt, including about 16% in high-yield corporate bonds. We reduced our high-yield positions slightly in the final quarter of the year. As we did so, we increased our investments in mortgages, which are higher quality but offered yields competitive with investment-grade corporate issues. Overall credit quality stood at A throughout the year.

Q: What were some of the individual holdings that most influenced Fund performance?

A: Among the high-yield holdings that helped performance were the bonds of two steel companies: International Steel, which we sold to take profits before the period ended, and ISPAT, which were upgraded in credit rating after the company was acquired by a Dutch corporation. Other bonds which appreciated strongly in price were those of financial service corporations Allmerica Financial, E-Trade, Kingsway America and Odyssey Re.

   Detracting from results were: insurance company Unum Provident, whose bond prices slipped amid controversy over the New York attorney general's investigation of industry practices; Toys 'R Us, which announced restructuring plans; and Intelsat, a satellite company that withdrew plans for an initial public stock offering.

Q: What is your investment outlook?

A: We anticipate that the Federal Reserve will continue to raise the Fed funds rate at a measured pace during 2005. The fixed-income market already has priced bonds with the expectation of a series

Pioneer Interest Shares

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/04                           (continued)
--------------------------------------------------------------------------------

   of further increases that would bring the rate from 2.25% to nearly 3.5% by the end of the year. We believe the market rates of longer-term securities already are close to being fairly valued. As a result, we anticipate that the yield curve - which measures the relationship between short-term and longer-term interest rates - likely will flatten during the year as short-term rates move up. In general, valuations of corporate securities appear relatively high by historical standards, but they probably are justified given the strong economic fundamentals both in the United States and throughout the globe. Strengthening economies are now helping companies across all sectors, resulting in improved cash flows and corporate profits. In this environment, we think corporate bonds will continue to perform well, consistent with their yield advantage over Treasuries. As a result, we will continue to look for opportunities in the corporate sector. However, we expect also to put greater emphasis on mortgage securities, which offer virtually the same yields as investment-grade corporate debt but have the advantage of higher credit ratings.

   Investments in high yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall the prices of fixed income securities in the Fund will generally rise. The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Interest Shares

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04
--------------------------------------------------------------------------------

                S&P/Moody's
  Principal       Ratings
   Amount       (Unaudited)                                                    Value
                             ASSET BACKED SECURITIES - 2.6%
                             Diversified Financials - 1.3%
                             Diversified Financial Services - 1.3%
$ 720,182      BBB-/Baa2     PF Export Receivables,
                               6.44%, 6/1/15 (144A)                       $  715,796
  459,151      BBB/Baa2      Power Receivables Finance, 6.29%,
                               1/1/12 (144A)                                 483,233
                                                                          ----------
                                                                          $1,199,029
                                                                          ----------
                             Total Diversified Financials                 $1,199,029
                                                                          ----------
                             Utilities - 1.3%
                             Electric Utilities - 1.3%
  765,000      BBB-/Baa3     Empresa Electric Guacolda, 8.625%,
                               4/30/13 (144A)                             $  873,633
  331,100      BB-/Ba2       FPL Energy Wind Funding, 6.88%,
                               6/27/17 (144A)                                341,447
                                                                          ----------
                                                                          $1,215,080
                                                                          ----------
                             Total Utilities                              $1,215,080
                                                                          ----------
                             TOTAL ASSET BACKED SECURITIES
                             (Cost $2,287,096)                            $2,414,109
                                                                          ----------
                             CORPORATE BONDS - 38.2%
                             Energy - 2.3%
                             Oil & Gas Exploration & Production - 0.9%
  750,000      BBB-/Baa3     Gazprom International SA., 7.20%,
                               2/1/20 (144A)                              $  793,125
                                                                          ----------
                             Oil & Gas Refining Marketing & Transportation - 1.4%
  900,000      BBB/Ba1       Magellan Midstream Partners, L.P.,
                               6.45%, 6/1/14                              $  973,266
  335,000      BB-/Ba2       Semco Energy, Inc., 7.125%, 5/15/08             358,541
                                                                          ----------
                                                                          $1,331,807
                                                                          ----------
                             Total Energy                                 $2,124,932
                                                                          ----------
                             Materials - 5.4%
                             Commodity Chemicals - 1.4%
  550,000      BBB-/Ba1      Methanex Corp., 8.75%, 8/15/12               $  642,125
  625,000      BB+/Ba2       Nova Chemicals Ltd., 6.5%, 1/15/12              662,500
                                                                          ----------
                                                                          $1,304,625
                                                                          ----------
                             Diversified Metals & Mining - 1.4%
1,150,000      BBB/Ba1       Kennametal, Inc., 7.2%, 6/15/12              $1,277,920
                                                                          ----------


The accompanying notes are an integral part of these financial statements.     7

Pioneer Interest Shares

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                     (continued)
--------------------------------------------------------------------------------

                S&P/Moody's
  Principal       Ratings
   Amount       (Unaudited)                                                     Value
                             Paper Packaging - 0.5%
$ 475,000      BB-/Ba3       Abitibi-Consolidated, Inc.,
                               6.95%, 12/15/06                             $  492,813
                                                                           ----------
                             Paper Products - 1.5%
1,250,000      BB/Ba3        Bowater, Inc., 9.375%, 12/15/21               $1,431,468
                                                                           ----------
                             Specialty Chemicals - 0.1%
  100,000      BB+/Baa3      Ferro Corp., 7.125%, 4/1/28                   $   99,144
                                                                           ----------
                             Steel - 0.5%
  380,000      BBB/B3        Ispat Inland ULC, Floating Rate, 4/1/10       $  413,250
                                                                           ----------
                             Total Materials                               $5,019,220
                                                                           ----------
                             Capital Goods - 3.1%
                             Construction & Engineering - 0.4%
  330,000      B+/Ba3        Shaw Group Inc., 10.75%, 3/15/10 (b)          $  363,825
                                                                           ----------
                             Electrical Component & Equipment - 1.0%
  825,000      BBB-/Ba1      Thomas & Betts Corp., 7.25%, 6/1/13           $  904,957
                                                                           ----------
                             Industrial Machinery - 1.7%
  850,000      B/B3          JLG Industries, Inc., 8.375%, 6/15/12 (b)     $  909,500
  700,000      B+/Ba2        Sun Sage BV, 8.25%, 3/26/09 (144A)               735,000
                                                                           ----------
                                                                           $1,644,500
                                                                           ----------
                             Total Capital Goods                           $2,913,282
                                                                           ----------
                             Commercial Services & Supplies - 0.2%
                             Diversified Commercial Services - 0.2%
  175,000      BBB+/Baa1     Deluxe Corp., 3.5%, 10/1/07 (144A)            $  172,746
                                                                           ----------
                             Total Commercial Services & Supplies          $  172,746
                                                                           ----------
                             Hotels, Restaurants & Leisure - 1.2%
                             Hotels, Resorts & Cruise Lines - 1.2%
1,000,000      BBB-/Baa3     Hilton Hotels, 7.62%, 5/15/08                 $1,107,522
                                                                           ----------
                             Total Hotels, Restaurants & Leisure           $1,107,522
                                                                           ----------
                             Media - 2.1%
                             Broadcasting & Cable Television - 2.1%
1,000,000      BBB/Baa3      Comcast Cable Corp., 7.125%, 6/15/13          $1,158,545
  750,000      BB+/Ba3       Rogers Cable, Inc., 7.875%, 5/1/12               821,250
                                                                           ----------
                                                                           $1,979,795
                                                                           ----------
                             Total Media                                   $1,979,795
                                                                           ----------
                             Retailing - 0.9%
                             Specialty Stores - 0.9%
  850,000      BB/Ba2        Toys "R" Us, 7.875%, 4/15/13 (b)              $  843,625
                                                                           ----------
                             Total Retailing                               $  843,625
                                                                           ----------

8     The accompanying notes are an integral part of these financial statements.

Pioneer Interest Shares

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                S&P/Moody's
  Principal       Ratings
   Amount       (Unaudited)                                                    Value
                             Food, Beverage & Tobacco - 0.2%
                             Tobacco - 0.2%
$ 210,000      BBB/Baa2      Altria Group, Inc., 7.0%, 11/4/13            $  227,545
                                                                          ----------
                             Total Food, Beverage & Tobacco               $  227,545
                                                                          ----------
                             Health Care Equipment & Services - 2.6%
                             Health Care Distribution - 0.8%
  715,000      BBB/Baa3      Cardinal Health, Inc., 6.0%, 1/15/06         $  730,112
                                                                          ----------
                             Health Care Facilities - 1.0%
  890,000      BB+/Ba2       HCA Inc., 6.3%, 10/1/12                      $  902,642
                                                                          ----------
                             Health Care Supplies - 0.8%
  750,000      BBB-/Ba1      Bausch & Lomb, 7.125%, 8/1/28                $  799,124
                                                                          ----------
                             Total Health Care Equipment & Services       $2,431,878
                                                                          ----------
                             Banks - 0.9%
                             Regional Banks - 0.9%
  750,000      BBB-/Baa3     Hudson United Bank, 7.0%, 5/15/12            $  840,072
                                                                          ----------
                             Total Banks                                  $  840,072
                                                                          ----------
                             Diversified Financials - 4.9%
                             Consumer Finance - 2.0%
1,000,000      BBB-/Baa3     Capital One Financial Corp.,
                               7.125%, 8/1/08                             $1,095,102
  815,000      A/A2          SLM Corp., Floating Rate, 7/25/14               812,082
                                                                          ----------
                                                                          $1,907,184
                                                                          ----------
                             Investment Banking & Brokerage - 0.9%
  475,000      B+/B1         E*Trade Financial Corp., 8.0%,
                               6/15/11 (144A)                             $  510,625
  275,000      B/B3          Refco Finance Holdings, 9.0%,
                               8/1/12 (144A)                                 301,125
                                                                          ----------
                                                                          $  811,750
                                                                          ----------
                             Diversified Financial Services - 1.6%
  525,000      BB/Ba2        Bombardier Capital, Inc., 7.09%, 3/30/07     $  530,250
1,000,000      BBB-/Baa3     Glencore Funding LLC, 6.0%,
                               4/15/14 (144A)                                967,478
                                                                          ----------
                                                                          $1,497,728
                                                                          ----------
                             Specialized Finance - 0.4%
  400,000      NR/Baa3       Tengizchevroil LLP, 6.124%,
                               11/15/14 (144A)                            $  401,000
                                                                          ----------
                             Total Diversified Financials                 $4,617,662
                                                                          ----------


The accompanying notes are an integral part of these financial statements.     9

Pioneer Interest Shares

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                     (continued)
--------------------------------------------------------------------------------

                S&P/Moody's
  Principal       Ratings
   Amount       (Unaudited)                                                    Value
                             Insurance - 6.2%
                             Life & Health Insurance - 1.7%
$ 725,000      B+/B2         Presidential Life Corp., 7.875%, 2/15/09     $  725,000
  900,000      BB+/Ba1       Provident Co., Inc., 7.0%, 7/15/18              869,625
                                                                          ----------
                                                                          $1,594,625
                                                                          ----------
                             Multi-Line Insurance - 1.5%
  700,000      A/Baa1        Loews Corp., 5.25%, 3/15/16                  $  676,946
  750,000      BB/Ba1        Allmerica Financial Corp., 7.625%,
                               10/15/25                                      764,033
                                                                          ----------
                                                                          $1,440,979
                                                                          ----------
                             Property & Casualty Insurance - 2.0%
  475,000      BBB-/Baa3     Arch Capital Group Ltd., 7.35%, 5/1/34       $  506,428
  850,000      BBB-/NR       Kingsway America, Inc., 7.5%, 2/1/14            881,259
  450,000      BB/Baa3       Ohio Casualty Corp., 7.3%, 6/15/14              484,288
                                                                          ----------
                                                                          $1,871,975
                                                                          ----------
                             Reinsurance - 1.0%
  800,000      BBB-/Baa3     Odyssey Re Holdings, 7.65%, 11/1/13          $  882,368
                                                                          ----------
                             Total Insurance                              $5,789,947
                                                                          ----------
                             Real Estate - 1.3%
                             Real Estate Management & Development - 1.3%
1,100,000      BB-/Ba3       Forest City Enterprises, 7.625%, 6/1/15      $1,166,000
                                                                          ----------
                             Total Real Estate                            $1,166,000
                                                                          ----------
                             Technology Hardware & Equipment - 1.8%
                             Communications Equipment - 0.8%
  755,000      BB+/Ba2       Corning, Inc., 5.9%, 3/15/14                 $  756,675
                                                                          ----------
                             Computer Hardware - 1.0%
  800,000      BBB-/Baa3     NCR Corp., 7.125%, 6/15/09                   $  883,326
                                                                          ----------
                             Total Technology Hardware & Equipment        $1,640,001
                                                                          ----------
                             Telecommunication Services - 1.7%
                             Integrated Telecommunication Services - 1.7%
  150,000      BB+/Ba1       AT&T Corp., 7.5%, 6/1/06                     $  157,875
  900,000      BBB+/Ba3      Intelsat Ltd., 6.5%, 11/1/13                    819,000
  600,000      BBB+/Baa2     Telecom Italia Capital, 5.25%, 11/15/13         606,441
                                                                          ----------
                                                                          $1,583,316
                                                                          ----------
                             Total Telecommunication Services             $1,583,316
                                                                          ----------

10    The accompanying notes are an integral part of these financial statements.

Pioneer Interest Shares

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                S&P/Moody's
  Principal       Ratings
   Amount       (Unaudited)                                                      Value
                             Utilities - 3.3%
                             Electric Utilities - 1.6%
$ 427,500      BBB-/Baa3     FLP Energy American Wind LLC., 6.64%,
                               6/20/23 (144A)                              $   455,877
  550,000      BBB-/Baa3     Kiowa Power Partners LLC, 5.737%,
                               3/30/21 (144A)                                  552,200
  500,000      BB-/Ba2       MSW Energy Holdings, 7.375%, 9/1/10               525,000
                                                                           -----------
                                                                           $ 1,533,077
                                                                           -----------
                             Multi-Utilities & Unregulated Power - 1.7%
1,000,000      B-/B1         Colorado Interstate Gas Co.,
                               10.0%, 6/15/05                              $ 1,024,372
  500,000      A-/Baa3       Illinois Power, 7.5%, 6/15/09                     563,936
                                                                           -----------
                                                                           $ 1,588,308
                                                                           -----------
                             Total Utilities                               $ 3,121,385
                                                                           -----------
                             TOTAL CORP0RATE BONDS
                             (Cost $33,957,905)                            $35,578,928
                                                                           -----------
                             U.S. GOVERNMENT AND
                             AGENCY OBLIGATIONS - 56.2%
  249,573      AAA/Aaa       Federal Home Loan Bank, 5.0%, 11/1/34         $   248,006
  549,443      AAA/Aaa       Federal Home Loan Mortgage Corp.,
                               5.5%, 11/1/34                                   558,526
  482,126      AAA/Aaa       Federal Home Loan Mortgage Corp.,
                               5.5%, 9/1/33                                    490,234
  511,339      AAA/Aaa       Federal Home Loan Mortgage Corp.,
                               6.0%, 2/1/33                                    528,949
  216,319      AAA/Aaa       Federal Home Loan Mortgage Corp.,
                               6.0%, 4/1/33                                    223,558
  744,084      AAA/Aaa       Federal Home Loan Mortgage Corp.,
                               6.0%, 11/1/33                                   768,987
  730,150      AAA/Aaa       Federal Home Loan Mortgage Corp.,
                               6.0%, 12/1/33                                   754,586
  600,000      AAA/Aaa       Federal Home Loan Mortgage Corp.,
                               6.0%, 1/1/34                                    620,110
  640,097      AAA/Aaa       Federal Home Loan Mortgage Corp.,
                               6.0%, 5/1/34                                    661,552
2,111,667      AAA/Aaa       Federal Home Loan Mortgage Corp.,
                               6.0%, 7/1/34                                  2,182,445
1,903,585      AAA/Aaa       Federal Home Loan Mortgage Corp.,
                               6.0%, 8/1/34                                  1,967,389
  693,854      AAA/Aaa       Federal Home Loan Mortgage Corp.,
                               6.5%, 11/1/33                                   731,692


The accompanying notes are an integral part of these financial statements.    11

Pioneer Interest Shares

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                     (continued)
--------------------------------------------------------------------------------

                S&P/Moody's
  Principal       Ratings
   Amount       (Unaudited)                                                Value
$  41,829      AAA/Aaa       Federal Home Loan Mortgage Corp.,
                               7.0%, 11/1/30                          $   44,346
  394,460      AAA/Aaa       Federal National Mortgage Association,
                               5.5%, 12/1/18                             408,009
  458,366      AAA/Aaa       Federal National Mortgage Association,
                               5.5%, 4/1/19                              474,224
1,832,514      AAA/Aaa       Federal National Mortgage Association,
                               5.5%, 9/1/19                            1,895,102
  692,452      AAA/Aaa       Federal National Mortgage Association,
                               5.5%, 6/1/33                              703,587
  567,487      AAA/Aaa       Federal National Mortgage Association,
                               6.0%, 2/1/32                              587,591
  442,561      AAA/Aaa       Federal National Mortgage Association,
                               6.0%, 11/1/32                             458,231
  973,669      AAA/Aaa       Federal National Mortgage Association,
                               6.0%, 2/1/33                            1,008,144
  563,539      AAA/Aaa       Federal National Mortgage Association,
                               6.0%, 5/1/33                              582,974
  721,570      AAA/Aaa       Federal National Mortgage Association,
                               6.0%, 9/15/33                             746,455
   36,099      AAA/Aaa       Federal National Mortgage Association,
                               6.5%, 1/1/31                               37,907
   48,884      AAA/Aaa       Federal National Mortgage Association,
                               6.5%, 5/1/31                               51,317
  203,113      AAA/Aaa       Federal National Mortgage Association,
                               6.5%, 6/1/31                              213,286
  176,324      AAA/Aaa       Federal National Mortgage Association,
                               6.5%, 9/1/31                              185,100
   34,716      AAA/Aaa       Federal National Mortgage Association,
                               6.5%, 10/1/31                              36,444
  973,818      AAA/Aaa       Federal National Mortgage Association,
                               6.5%, 12/1/31                           1,022,290
  298,622      AAA/Aaa       Federal National Mortgage Association,
                               6.5%, 3/1/32                              313,440
   50,412      AAA/Aaa       Federal National Mortgage Association,
                               6.5%, 10/1/32                              52,914
  525,914      AAA/Aaa       Federal National Mortgage Association,
                               6.5%, 2/1/33                              552,010
  901,542      AAA/Aaa       Federal National Mortgage Association,
                               6.5%, 7/1/34                              945,756
  307,491      AAA/Aaa       Federal National Mortgage Association,
                               7.0%, 12/1/31                             325,970


12    The accompanying notes are an integral part of these financial statements.

Pioneer Interest Shares

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  S&P/Moody's
   Principal        Ratings
    Amount        (Unaudited)                                       Value
$ 1,475,620      AAA/Aaa       Federal National Mortgage
                                 Association, 6.0%, 7/1/33     $1,526,511
    958,978      AAA/Aaa       Government National Mortgage
                                 Association, 4.5%, 8/15/33       936,667
    890,813      AAA/Aaa       Government National Mortgage
                                 Association, 4.5%, 10/15/33      870,087
    374,963      AAA/Aaa       Government National Mortgage
                                 Association, 5.0%, 7/15/19       384,910
  1,036,480      AAA/Aaa       Government National Mortgage
                                 Association, 5.0%, 9/15/33     1,038,716
  1,154,444      AAA/Aaa       Government National Mortgage
                                 Association, 5.0%, 4/15/34     1,155,864
    546,774      AAA/Aaa       Government National Mortgage
                                 Association, 5.5%, 10/15/17      570,296
    494,413      AAA/Aaa       Government National Mortgage
                                 Association, 5.5%, 10/20/19      514,082
    282,796      AAA/Aaa       Government National Mortgage
                                 Association, 5.5%, 6/15/33       289,104
  1,731,351      AAA/Aaa       Government National Mortgage
                                 Association, 5.5%, 7/15/33     1,769,971
    755,715      AAA/Aaa       Government National Mortgage
                                 Association, 5.5%, 8/15/33       772,572
  1,134,807      AAA/Aaa       Government National Mortgage
                                 Association, 5.5%, 9/15/33     1,160,120
  1,764,460      AAA/Aaa       Government National Mortgage
                                 Association, 5.5%, 7/15/34     1,803,022
    248,533      AAA/Aaa       Government National Mortgage
                                 Association, 5.5%, 10/15/34      253,965
    799,124      AAA/Aaa       Government National Mortgage
                                 Association, 5.5%, 11/15/34      816,589
     32,207      AAA/Aaa       Government National Mortgage
                                 Association, 6.0%, 12/15/08       33,560
    178,104      AAA/Aaa       Government National Mortgage
                                 Association, 6.0%, 4/15/13       187,899
    197,654      AAA/Aaa       Government National Mortgage
                                 Association, 6.0%, 1/15/17       208,274
  1,422,771      AAA/Aaa       Government National Mortgage
                                 Association, 6.0%, 3/15/17     1,499,216
    457,788      AAA/Aaa       Government National Mortgage
                                 Association, 6.0%, 4/15/18       482,419
    507,984      AAA/Aaa       Government National Mortgage
                                 Association, 6.0%, 1/15/19       535,176


The accompanying notes are an integral part of these financial statements.    13

Pioneer Interest Shares

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                     (continued)
--------------------------------------------------------------------------------

                S&P/Moody's
  Principal       Ratings
   Amount       (Unaudited)                                      Value
$ 594,708      AAA/Aaa       Government National Mortgage
                               Association, 6.0%, 11/15/31  $  617,434
  483,627      AAA/Aaa       Government National Mortgage
                               Association, 6.0%, 8/15/32      501,830
  221,727      AAA/Aaa       Government National Mortgage
                               Association, 6.0%, 9/15/32      230,072
  453,066      AAA/Aaa       Government National Mortgage
                               Association, 6.0%, 1/15/33      469,865
4,685,041      AAA/Aaa       Government National Mortgage
                               Association, 6.0%, 3/15/33    4,860,740
  786,211      AAA/Aaa       Government National Mortgage
                               Association, 6.0%, 4/15/33      815,362
  436,741      AAA/Aaa       Government National Mortgage
                               Association, 6.0%, 7/15/33      437,684
  298,306      AAA/Aaa       Government National Mortgage
                               Association, 6.0%, 9/15/33      309,367
  535,746      AAA/Aaa       Government National Mortgage
                               Association, 6.0%, 10/15/34     555,642
   41,480      AAA/Aaa       Government National Mortgage
                               Association, 6.5%, 5/15/29       43,719
   40,507      AAA/Aaa       Government National Mortgage
                               Association, 6.5%, 6/15/31       42,678
   53,183      AAA/Aaa       Government National Mortgage
                               Association, 6.5%, 10/15/31      56,033
  337,281      AAA/Aaa       Government National Mortgage
                               Association, 6.5%, 5/15/33      355,137
  674,021      AAA/Aaa       Government National Mortgage
                               Association, 6.5%, 1/15/34      709,678
  129,551      AAA/Aaa       Government National Mortgage
                               Association, 7.0%, 8/15/28      137,912
   25,328      AAA/Aaa       Government National Mortgage
                               Association, 7.0%, 7/15/29       26,942
   97,846      AAA/Aaa       Government National Mortgage
                               Association, 7.0%, 3/15/31      103,999
   97,772      AAA/Aaa       Government National Mortgage
                               Association, 7.0%, 6/15/31      103,920
   48,900      AAA/Aaa       Government National Mortgage
                               Association, 7.0%, 7/15/31       51,978
  215,834      AAA/Aaa       Government National Mortgage
                               Association, 7.0%, 9/15/31      229,407
  130,410      AAA/Aaa       Government National Mortgage
                               Association, 7.0%, 10/15/31     138,611


14    The accompanying notes are an integral part of these financial statements.

Pioneer Interest Shares

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                S&P/Moody's
  Principal       Ratings
   Amount       (Unaudited)                                                   Value
$ 453,100      AAA/Aaa       Government National Mortgage
                               Association, II 5.5%, 2/20/34            $   462,576
  347,212      AAA/Aaa       Government National Mortgage
                               Association, II, 7.0%, 1/20/29               368,141
  100,000      AAA/Aaa       U.S. Treasury Notes, 5.25%, 2/15/29            104,898
  450,000      AAA/Aaa       U.S. Treasury Notes, 7.875%, 2/15/21           607,992
2,705,000      AAA/Aaa       U.S. Treasury Notes, 5.375%, 2/15/31         2,924,992
                                                                        -----------
                                                                        $52,456,760
                                                                        -----------
                             TOTAL U.S. GOVERNMENT AND
                             AGENCY OBLIGATIONS
                             (Cost $52,017,813)                         $52,456,760
                                                                        -----------
                             MUNICIPAL BONDS - 0.8%
                             Government - 0.8%
  425,000      BBB/Baa3      District of Columbia Tobacco Settlement
                               Financing Corp., 6.75%, 5/15/40          $   421,562
  365,000      A/Aa3         Tobacco Settlement Authority Iowa,
                               6.79%, 6/1/10                                363,744
                                                                        -----------
                                                                        $   785,306
                                                                        -----------
                             TOTAL MUNICIPAL BONDS
                             (Cost $738,365)                            $   785,306
                                                                        -----------


The accompanying notes are an integral part of these financial statements.    15

Pioneer Interest Shares

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                     (continued)
--------------------------------------------------------------------------------

  Shares                                                                     Value
                  TEMPORARY CASH INVESTMENTS - 2.2%
                  Security Lending Collateral - 2.2%
2,080,554         Securities Lending Investment Fund, 2.18%            $ 2,080,554
                                                                       -----------
                  TOTAL TEMPORARY CASH INVESTMENTS
                  (Cost $2,080,554)                                    $ 2,080,554
                                                                       -----------
                  TOTAL INVESTMENT IN SECURITIES - 100.0%
                  (Cost $91,081,733) (a)                               $93,315,657
                                                                       -----------
                  OTHER ASSETS AND LIABILITIES - (0.0)%                $   (29,354)
                                                                       -----------
                  TOTAL NET ASSETS - 100.0%                            $93,286,303
                                                                       ===========


(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transition exempt from registration. At December 31, 2004, the value of these securities amounted to $7,303,285 or 7.8% of total net assets.

N/R    Not rated.

(a) At December 31, 2004, the net unrealized gain on investments based on cost for federal income tax purposes of $91,126,004 was as follows:

       Aggregate gross unrealized gain for all investments in
       which there is an excess of value over tax cost                $2,525,845

       Aggregate gross unrealized loss for all investments in
       which there is an excess of tax cost over value                  (336,192)
                                                                      ----------
       Net unrealized gain                                            $2,189,653
                                                                      ==========

(b)    At December 31, 2004, the following securities were out on loan:

       Principal                                                        Market
        Amount          Security                                         Value
       ---------        --------                                      ----------
       $807,500         JLG Industries, Inc., 8.375%, 6/15/12         $  864,024
        313,250         Shaw Group Inc., 10.75%, 3/15/10                 345,515
        806,750         Toys "R" Us, 7.875%, 4/15/13                     798,925
                                                                      ----------
                        Total                                         $2,008,464
                                                                      ==========

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2004 were as follows:

                                                     Purchases          Sales
                                                    -----------      -----------
       Long-Term U.S. Government                    $29,129,955      $22,540,358
       Other Long-term Securities                   $13,889,571      $22,591,834


16    The accompanying notes are an integral part of these financial statements.

Pioneer Interest Shares

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/04
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (including securities loaned of
     $2,008,464) (cost $91,081,733)                           $93,315,657
  Cash                                                          1,878,819
  Interest receivable                                             831,069
  Other                                                             4,273
                                                              -----------
       Total assets                                           $96,029,818
                                                              -----------
LIABILITIES:
  Payables -
   Investment securities purchased                            $   547,649
   Upon return of securities loaned                             2,080,554
  Due to affiliates                                                73,780
  Accrued expenses                                                 41,532
                                                              -----------
       Total liabilities                                      $ 2,743,515
                                                              -----------
NET ASSETS:
  Paid-in capital                                             $96,529,816
  Distributions in excess of net investment income                (12,398)
  Accumulated net realized loss on investments                 (5,465,039)
  Net unrealized gain on investments                            2,233,924
                                                              -----------
       Total net assets                                       $93,286,303
                                                              -----------
NET ASSET VALUE PER SHARE:
(50,000,000 shares authorized)
  7,395,027 Fund shares outstanding                           $     12.61
                                                              ===========


The accompanying notes are an integral part of these financial statements.    17

Pioneer Interest Shares

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/04

INVESTMENT INCOME:
  Interest                                                 $5,148,568
  Income from securities loaned, net                           18,641
                                                           ----------
     Total investment income                                             $  5,167,209
                                                                         ------------
EXPENSES:
  Management fees                                          $  528,895
  Transfer agent fees and expenses                             99,390
  Administrative reimbursements                                18,786
  Custodian fees                                               13,290
  Professional fees                                            25,987
  Printing expense                                              1,727
  Fees and expenses of nonaffiliated trustees                   3,459
  Miscellaneous                                                29,666
                                                           ----------
     Total expenses                                                      $    721,200
     Less fees paid indirectly                                                    (86)
                                                                         ------------
     Net expenses                                                        $    721,114
                                                                         ------------
       Net investment income                                             $  4,446,095
                                                                         ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                       $  2,304,766
  Change in net unrealized loss on investments                             (1,153,846)
                                                                         ------------
   Net gain on investments                                               $  1,150,920
                                                                         ------------
   Net increase in net assets resulting from operations                  $  5,597,015
                                                                         ============


18    The accompanying notes are an integral part of these financial statements.

Pioneer Interest Shares

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/04 and 12/31/03, respectively

                                                          Year Ended       Year Ended
                                                           12/31/04         12/31/03
FROM OPERATIONS:
Net investment income                                   $  4,446,095      $  5,101,901
Net realized gain (loss) on investments                    2,304,766          (209,731)
Change in net unrealized gain (loss) on investments       (1,153,846)        2,815,775
                                                        ------------      ------------
   Net increase in net assets resulting from
     operations                                         $  5,597,015      $  7,707,945
                                                        ------------      ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income ($0.72 and $0.68
   per share, respectively)                             $ (5,324,394)     $ (5,028,591)
                                                        ------------      ------------
   Total distributions to shareowners                   $ (5,324,394)     $ (5,028,591)
                                                        ------------      ------------
   Net increase in net assets                           $    272,621      $  2,679,354
NET ASSETS:
Beginning of year                                         93,013,682        90,334,328
                                                        ------------      ------------
End of year (including distributions in excess of
   net investment income and undistributed net
   investment income of ($12,398) and $258,784,
   respectively)                                        $ 93,286,303      $ 93,013,682
                                                        ============      ============


The accompanying notes are an integral part of these financial statements.    19

Pioneer Interest Shares

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Year Ended   Year Ended     Year Ended     Year Ended   Year Ended
                                                           12/31/04(c)    12/31/03       12/31/02     12/31/01(a)    12/31/00
Net asset value, beginning of period                         $ 12.58      $ 12.22       $ 12.33         $ 12.36      $ 12.39
                                                             -------      -------       -------         -------      -------
Increase (decrease) from investment operations:
 Net investment income                                       $  0.61      $  0.69       $  0.82         $  0.85      $  0.93
 Net realized and unrealized gain (loss) on investments         0.14         0.35         (0.12)          (0.01)       (0.03)
                                                             -------      -------       -------         -------      -------
   Net increase from investment operations                   $  0.75      $  1.04       $  0.70         $  0.84      $  0.90
Distributions to shareowners:
 Net investment income                                         (0.72)       (0.68)        (0.81)          (0.87)       (0.93)
                                                             -------      -------       -------         -------      -------
Net increase (decrease) in net asset value                   $  0.03      $  0.36       $ (0.11)        $ (0.03)     $ (0.03)
                                                             -------      -------       -------         -------      -------
Net asset value, end of period                               $ 12.61      $ 12.58       $ 12.22         $ 12.33      $ 12.36
                                                             =======      =======       =======         =======      =======
Market value, end of period                                  $11.450      $11.530       $11.230         $11.400      $11.250
Total return*                                                   5.81%        8.91%         5.58%(b)        9.13%       19.49%
Ratio of net expenses to average net assets+                    0.77%        0.90%         0.84%           0.92%        0.79%
Ratio of net investment income to average net assets+           4.82%        5.53%         7.15%           6.76%        7.55%
Portfolio turnover rate                                           47%          71%           43%             52%          48%
Net assets, end of period (in thousands)                     $93,286      $93,014       $90,334         $91,193      $91,380
Ratios with no reduction for fees paid indirectly:
 Net expenses                                                   0.77%        0.90%         0.84%           0.92%        0.79%
 Net investment income                                          4.82%        5.53%         7.15%           6.76%        7.55%

* Total investment return is calculated assuming a purchase of shares at the current market value on the first day and a sale at the current market value on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividends reinvestment plan. Total investment return does not reflect brokerage commissions.
+   Ratios assuming no reduction for fees paid indirectly.
(a) On January 1, 2001, the Fund began accreting discounts and amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $0.01, increase net realized and unrealized gains and losses per share by $0.01 and decrease the ratio of net investment income to average net assets from 6.85% to 6.76%. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.
(b) Previously reported 2.40% which is based on net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
(c) The per share data presented is based upon the average shares outstanding for the period presented.


20    The accompanying notes are an integral part of these financial statements.

Pioneer Interest Shares

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Interest Shares (the Fund), a Delaware statutory Trust, is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Fund is to provide interest income.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. In computing the net asset value of the Fund, securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. All discounts/premiums are accreted/amortized for financial reporting purposes over the life of the respective securities. Premium and discount related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Interest income is recorded on the accrual basis. Amortization and accretion or premium or discount on debt securities is included in interest income. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

Pioneer Interest Shares

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04                               (continued)
--------------------------------------------------------------------------------

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2004, the Fund had a net capital loss carryforward of $5,464,891, of which $3,124,748 will expire in 2008, $887,544 will expire in
   2009, $1,200,417 will expire in 2010 and $252,182 will expire in 2011, if not utilized.

   The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 were as follows:

--------------------------------------------------------
                                 2004            2003
--------------------------------------------------------
  Distributions paid from:
  Ordinary Income             $5,324,394      $5,028,591
  Long-term capital gain               -               -
                              ----------      ----------
  Total                       $5,324,394      $5,028,591
                              ==========      ==========
--------------------------------------------------------

   The following shows the components of accumulated losses on a federal income tax basis at December 31, 2004.

-----------------------------------------------
                                        2004
-----------------------------------------------
  Undistributed ordinary income     $    31,725
  Capital loss carryforward          (5,464,891)
  Unrealized appreciation             2,189,653
                                    -----------
  Total                             $(3,243,513)
                                    ===========
-----------------------------------------------

Pioneer Interest Shares

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax treatment of premium and amortization.

   At December 31, 2004, the Fund has reclassified $607,117 to decrease distributions in excess of net investment income and $607,117 to increase accumulated net realized loss on investments, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and is designed to present the Fund's capital accounts on a tax basis.

C. Dividend and Distribution Reinvestment Plan

   All shareowners of the Fund are eligible to participate in the Dividend and Distribution Reinvestment Plan (the Plan). Under the Plan, participants will receive all dividends and distributions in full and fractional shares of the Fund in lieu of cash when shares are trading at or above net asset value. Participation in the Plan is completely voluntary and may be terminated or resumed at any time by notifying Mellon Investor Services LLC, the agent for shareowners in administering the Plan (the "Plan Agent"), prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. When shares are trading below net asset value, dividends and distributions will be paid in cash. When the Fund declares dividends or distributions, the number of shares to be credited to a participant's account or the cash to be distributed to a participant, determined as of the close of business of the New York Stock Exchange on the Dividend Valuation Date, is computed as follows: (a) if the last sales price of shares of the capital stock of the Fund is at or above net asset value, the Fund will issue new full and fractional shares (computed to three decimals) of capital stock at the greater of net asset value or 95% of such last sales price, to be credited to the participant's account; or (b) if the last sales price of shares of the capital stock of the Fund is below the net asset value, the Agent will distribute the dividends or distributions to the participant in cash. There are no brokerage or service fees chargeable to participants in the Plan; however, this Plan may be amended in the future to impose a service charge. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on divi-

Pioneer Interest Shares

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04                               (continued)
--------------------------------------------------------------------------------

   dends and distributions paid in any taxable year. Dividends and distributions to shareowners are recorded as of the Dividend Valuation Date. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the plan.

D. Securities Lending

   The Fund lends securities in the portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreements to recover the securities from the borrower on demand. The Fund invests cash collateral in the Securities Lending Investment Fund, which is managed by Brown Brothers Harriman & Co., the Fund's custodian.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.625% of the Fund's average daily net assets up to $50 million and 0.50% of the excess over $50 million.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 2004, $47,933 was payable to PIM related to management fees, administrative fees and certain other services and is included in due to affiliates.

Pioneer Interest Shares

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano, through a sub-transfer agency agreement with ChaseMellon Shareholder Services, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $25,847 in transfer agent fee due from PIMSS at December 31, 2004.

4. Expense Offsets

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the year ended December 31, 2004, the Fund's expenses were reduced by $86 under such arrangements.

Pioneer Interest Shares

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees and Shareowners of Pioneer Interest Shares:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Interest Shares (the "Fund") as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 2001 were audited by other auditors who have ceased operations and whose report, dated February 15, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Interest Shares at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 18, 2005

Pioneer Interest Shares

--------------------------------------------------------------------------------
RESULTS OF SHAREHOLDER MEETING
--------------------------------------------------------------------------------

On July 27, 2004, Pioneer Interest Shares held its annual meeting of shareowners to elect trustees. All trustees were elected. Here are the detailed results of the votes.

Proposal 1 - To elect trustees.

Nominee               Affirmative     Withheld
------------------   -------------   ---------
J.F. Cogan, Jr.        6,484,877      121,815
O.M. Hood              6,484,501      122,192
M.K. Bush              6,477,883      128,809
Dr. R.H. Egdahl        6,490,634      116,058
M.B.W. Graham          6,492,664      114,028
M.A. Piret             6,497,212      109,480
S.K. West              6,490,482      116,210
J. Winthrop            6,493,531      113,161

Pioneer Interest Shares

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Shareowner and Sub-Transfer Agent
Mellon Investor Services LLC

Trustees and Officers

The Trust's Board of Trustees provides broad supervision over the Trust's affairs. The officers of the Trust are responsible for the Trust's operations. The Trust's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Trust within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 73 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Trust is 60 State Street, Boston, Massachusetts 02109.

The Trust's statement of additional information provides more detailed information regarding the Trust's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Trust are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerfunds.com and on the SEC's website at http://www.sec.gov.

Pioneer Interest Shares

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                                Positions Held
Name and Age                    With the Fund                    Term of Office
John F. Cogan, Jr. (78)*        Chairman of the Board,           Serves until
                                Trustee and President            successor trustee is
                                                                 elected or earlier
                                                                 retirement or
                                                                 removal
-------------------------------------------------------------------------------------

Osbert M. Hood (52)**           Trustee and                      Serves until
                                Executive Vice President         successor trustee is
                                                                 elected or earlier
                                                                 retirement or
                                                                 removal
-------------------------------------------------------------------------------------

Name and Age                 Principal Occupation During Past Five Years        Other Directorships Held by this Trustee
John F. Cogan, Jr. (78)*     Trustee and President Serves until                 Director of Harbor Global Company, Ltd.
                             retirement or removal Deputy Chairman
                             and a Director of Pioneer Global Asset
                             Management S.p.A. ("PGAM");
                             Non-Executive Chairman and a Director of
                             Pioneer Investment Management USA Inc.
                             ("PIM-USA"); Chairman and a Director of
                             Pioneer; Director of Pioneer Alternative
                             Investment Management Limited (Dublin);
                             President and a Director of Pioneer
                             Alternative Investment Management
                             (Bermuda) Limited and affiliated funds;
                             President and Director of Pioneer Funds
                             Distributor, Inc. ("PFD"); President of
                             all of the Pioneer Funds; and Of Counsel
                             (since 2000, partner prior to 2000),
                             Wilmer Cutler Pickering Hale and Dorr
                             LLP (counsel to PIM-USA and the Pioneer
                             Funds)

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
-------------------------------------------------------------------------------------------------------------------------

Osbert M. Hood (52)**        President and Chief Executive Officer,             None
                             PIM-USA since May 2003 (Director since
                             January 2001); President and Director of
                             Pioneer since May 2003; Chairman and
                             Director of Pioneer Investment
                             Management Shareholder Services, Inc.
                             ("PIMSS") since May 2003; Executive Vice
                             President of all of the Pioneer Funds
                             since June 2003; Executive Vice
                             President and Chief Operating Officer of
                             PIM-USA, November 2000 to May 2003;
                             Executive Vice President, Chief
                             Financial Officer and Treasurer, John
                             Hancock Advisers, L.L.C., Boston, MA,
                             November 1999 to November 2000; Senior
                             Vice President and Chief Financial
                             Officer, John Hancock Advisers, L.L.C.,
                             April 1997 to November 1999

**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
-------------------------------------------------------------------------------------------------------------------------

Pioneer Interest Shares

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                               Positions Held
Name and Age                   With the Fund         Term of Office
David R. Bock** (61)           Trustee since 2005.   Serves until a
3050 K. Street NW,                                   successor trustee
Washington, DC 20007                                 is elected or earlier
                                                     retirement or removal

-----------------------------------------------------------------------------

Mary K. Bush (56)              Trustee since 1997.   Serves until
3509 Woodbine Street,                                successor trustee
Chevy Chase, MD 20815                                is elected or earlier
                                                     retirement or removal
-----------------------------------------------------------------------------

Margaret B.W. Graham (57)      Trustee since 1993    Serves until
1001 Sherbrooke Street West,                         successor trustee
Montreal, Quebec, Canada                             is elected or earlier
H3A 1G5                                              retirement or removal

-----------------------------------------------------------------------------

                                                                                            Other Directorships Held
Name and Age                   Principal Occupation During Past Five Years                  by this Trustee
David R. Bock** (61)           Senior Vice President and Chief Financial Officer, I-trax,   Director of The Enterprise
3050 K. Street NW,             Inc. (publicly traded health care services company)          Social Investment
Washington, DC 20007           (2001-present); Managing Partner, Federal City Capital       Company (privately-held
                               Advisors (boutique merchant bank) (1995-2000; 2002 to        affordable housing
                               2004); Executive Vice President and Chief Financial          finance company);
                               Officer, Pedestal Inc. (internet-based mortgage trading      Director of New York
                               company) (2000-2002)                                         Mortgage Trust (publicly
                                                                                            traded mortgage REIT)

**Mr. Bock became a Trustee of the fund on January 1, 2005.
------------------------------------------------------------------------------------------------------------------------

Mary K. Bush (56)              President, Bush International (international financial       Director of Brady
3509 Woodbine Street,          advisory firm)                                               Corporation (industrial
Chevy Chase, MD 20815                                                                       identification and
                                                                                            specialty coated
                                                                                            material products
                                                                                            manufacturer),
                                                                                            Millennium Chemicals,
                                                                                            Inc. (commodity
                                                                                            chemicals), Mortgage
                                                                                            Guaranty Insurance
                                                                                            Corporation, and R.J.
                                                                                            Reynolds Tobacco
                                                                                            Holdings, Inc. (tobacco)
------------------------------------------------------------------------------------------------------------------------

Margaret B.W. Graham (57)      Founding Director, The Winthrop Group, Inc. (consulting      None
1001 Sherbrooke Street West,   firm); Professor of Management, Faculty of Management,
Montreal, Quebec, Canada       McGill University
H3A 1G5

+Mr. Egdahl retired, effective 12/31/04.
------------------------------------------------------------------------------------------------------------------------

Pioneer Interest Shares

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                                Positions Held
Name and Age                    With the Fund         Term of Office
Marguerite A. Piret (56)        Trustee since 1994.   Serves until
One Boston Place, 28th Floor,                         successor trustee
Boston, MA 02108                                      is elected or earlier
                                                      retirement or removal
-----------------------------------------------------------------------------

Stephen K. West (76)            Trustee since 1994.   Serves until
125 Broad Street,                                     successor trustee
New York, NY 10004                                    is elected or earlier
                                                      retirement or removal
-----------------------------------------------------------------------------

John Winthrop (68)              Trustee since 1994.   Serves until
One North Adgers Wharf,                               successor trustee
Charleston, SC 29401                                  is elected or earlier
                                                      retirement or removal
-----------------------------------------------------------------------------

                                                                                          Other Directorships Held
Name and Age                    Principal Occupation During Past Five Years               by this Trustee
Marguerite A. Piret (56)        President and Chief Executive Officer, Newbury, Piret &   Director of New America
One Boston Place, 28th Floor,   Company, Inc. (investment banking firm)                   High Income Fund, Inc.
Boston, MA 02108                                                                          (closed-end investment
                                                                                          company)
--------------------------------------------------------------------------------------------------------------------

Stephen K. West (76)            Senior Counsel, Sullivan & Cromwell (law firm)            Director, The Swiss
125 Broad Street,                                                                         Helvetia Fund, Inc.
New York, NY 10004                                                                        (closed-end investment
                                                                                          company) and
                                                                                          AMVESCAP PLC
                                                                                          (investment managers)
--------------------------------------------------------------------------------------------------------------------

John Winthrop (68)              President, John Winthrop & Co., Inc.                      None
One North Adgers Wharf,         (private investment firm)
Charleston, SC 29401
--------------------------------------------------------------------------------------------------------------------

Pioneer Interest Shares

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                             Positions Held
Name and Age                 With the Fund         Term of Office
Dorothy E. Bourassa (57)     Secretary             Serves at the discretion
                                                   of the Board
-----------------------------------------------------------------------------

Christopher J. Kelley (40)   Assistant Secretary   Serves at the discretion
                                                   of the Board
-----------------------------------------------------------------------------

David C. Phelan (47)         Assistant Secretary   Serves at the discretion
                                                   of the Board
-----------------------------------------------------------------------------

Vincent Nave (59)            Treasurer             Serves at the discretion
                                                   of the Board
-----------------------------------------------------------------------------

                                                                                      Other Directorships Held
Name and Age                 Principal Occupation During Past Five Years              by this Officer
Dorothy E. Bourassa (57)     Secretary of PIM-USA; Senior Vice President- Legal of    None
                             Pioneer; and Secretary/Clerk of most of PIM-USA's
                             subsidiaries since October 2000; Secretary of all of
                             the Pioneer Funds since September 2003 (Assistant
                             Secretary from November 2000 to September 2003);
                             and Senior Counsel, Assistant Vice President and
                             Director of Compliance of PIM-USA from April 1998
                             through October 2000
----------------------------------------------------------------------------------------------------------------

Christopher J. Kelley (40)   Assistant Vice President and Senior Counsel of           None
                             Pioneer since July 2002; Vice President and Senior
                             Counsel of BISYS Fund Services, Inc. (April 2001 to
                             June 2002); Senior Vice President and Deputy General
                             Counsel of Funds Distributor, Inc. (July 2000 to April
                             2001; Vice President and Associate General Counsel
                             from July 1996 to July 2000); Assistant Secretary of
                             all Pioneer Funds since September 2003
----------------------------------------------------------------------------------------------------------------

David C. Phelan (47)         Partner, Wilmer Cutler Pickering Hale and Dorr LLP;      None
                             Assistant Secretary of all Pioneer Funds since
                             September 2003
----------------------------------------------------------------------------------------------------------------

Vincent Nave (59)            Vice President-Fund Accounting, Administration and       None
                             Custody Services of Pioneer and Treasurer of all of the
                             Pioneer Funds (Assistant Treasurer from June 1999 to
                             November 2000)
----------------------------------------------------------------------------------------------------------------

Pioneer Interest Shares

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                              Positions Held
Name and Age                  With the Fund         Term of Office
Mark E. Bradley (45)          Assistant Treasurer   Serves at the discretion
                                                    of the Board
------------------------------------------------------------------------------

Luis I. Presutti (39)         Assistant Treasurer   Serves at the discretion
                                                    of the Board
------------------------------------------------------------------------------

Gary Sullivan (46)            Assistant Treasurer   Serves at the discretion
                                                    of the Board
------------------------------------------------------------------------------

Katharine Kim Sullivan (31)   Assistant Treasurer   Serves at the discretion
                                                    of the Board
------------------------------------------------------------------------------

                                                                                     Other Directorships Held
Name and Age                  Principal Occupation During Past Five Years            by this Officer
Mark E. Bradley (45)          Deputy Treasurer of Pioneer since 2004; Treasurer      None
                              and Senior Vice President, CDC IXIS Asset
                              Management Services from 2002 to 2003; Assistant
                              Treasurer and Vice President, MFS Investment
                              Management from 1997 to 2002; and Assistant
                              Treasurer of all of the Pioneer Funds since
                              November 2004
---------------------------------------------------------------------------------------------------------------

Luis I. Presutti (39)         Assistant Vice President-Fund Accounting,              None
                              Administration and Custody Services of Pioneer and
                              Assistant Treasurer of all of the Pioneer Funds since
                              November 2000
---------------------------------------------------------------------------------------------------------------

Gary Sullivan (46)            Fund Accounting Manager-Fund Accounting,               None
                              Administration and Custody Services of Pioneer; and
                              Assistant Treasurer of all of the Pioneer Funds since
                              May 2002
---------------------------------------------------------------------------------------------------------------

Katharine Kim Sullivan (31)   Fund Administration Manager-Fund Accounting,           None
                              Administration and Custody Services since June
                              2003; Assistant Vice President-Mutual Fund
                              Operations of State Street Corporation from June
                              2002 to June 2003 (formerly Deutsche Bank Asset
                              Management); Pioneer Fund Accounting,
                              Administration and Custody Services (Fund Accounting
                              Manager from August 1999 to May 2002, Fund
                              Accounting Services Supervisor from 1997 to July
                              1999); Assistant Treasurer of all Pioneer Funds since
                              September 2003
---------------------------------------------------------------------------------------------------------------

Pioneer Interest Shares

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                             Positions Held
Name and Age                 With the Fund        Term of Office
Martin J. Wolin (37)         Chief Compliance     Serves at the discretion
                             Officer              of the Board
--------------------------------------------------------------------------

Name and Age                 Principal Occupation During Past Five Years       Other Directorships Held by this Officer
Martin J. Wolin (37)         Chief Compliance Officer of Pioneer               None
                             (Director of Compliance and Senior
                             Counsel from November 2000 to September
                             2004); Vice President and Associate
                             General Counsel of UAM Fund Services,
                             Inc. (mutual fund administration
                             company) from February 1998 to November
                             2000; and Chief Compliance Officer of
                             all of the Pioneer Funds.
-----------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact Mellon for assistance or information.

You can call Mellon Investor Services LLC for:

Account Information                                        1-800-710-0935

Telecommunications Device for the Deaf (TDD)               1-800-231-5469

Or write to Mellon Investor Services LLC:

For                                                        Write to
General inquiries, lost dividend checks                    P.O. Box 3315
                                                           South Hackensack, NJ
                                                           07606-1915
Change of address, account consolidation                   P.O. Box 3316
                                                           South Hackensack, NJ
                                                           07606-1916
Lost stock certificates                                    P.O. Box 3317
                                                           South Hackensack, NJ
                                                           07606-1917
Stock transfer                                             P.O. Box 3312
                                                           South Hackensack, NJ
                                                           07606-1912
Dividend reinvestment plan (DRIP)                          P.O. Box 3338
                                                           South Hackensack, NJ
                                                           07606-1938

Please consider the Fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, call 1-800-225-6292 or visit our web site www.pioneerfunds.com.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund totaled approximately
$18,700 in 2004 and approximately $22,000 in 2003. Included in the 2003 fees is an additional billing related to that audit, which was billed after the Funds filing of its N-CSR for the year ended December 31, 2003.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related and Other Fees
There were no audit-related and other services provided to the Fund during the fiscal years ended December 31, 2004 and 2003.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $7,000 in 2004 and approximately $3,600 in 2003.



(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related and Other Fees
There were no audit-related and other services provided to the Fund during the fiscal years ended December 31, 2004 and 2003.


(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognizes the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognizes that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

    N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Fund's independent auditor, Ernst & Young
LLP ("E&Y"), recently has advised the Securities and Exchange Commission, the Public Company
Accounting Oversight Board, and the Audit
Committee of the Fund's Board of Trustees that certain non-audit work performed by E&Y's China affiliate has raised questions regarding E&Y's independence with respect to its performance of audit services for the Fund. In July 2004, E&Y became aware that member firms in China ("E&Y
China") provided certain tax services to offices of UniCredito Italiano, S.p.A. ("UCI"), a member of the Fund's Investment Company Complex. The services included receipt and disbursement of monies transferred to E&Y China by UCI in payment of individual expatriate income taxes due on returns prepared by E&Y China for certain UCI employees located in China from October 1998 to May 2003. E&Y became auditors of the Fund in May 2002. These expatriate tax services were discontinued in May 2003. The fees received by E&Y China for all such services totaled $3,685.

The Fund's Audit Committee and E&Y have
discussed the matter, including the nature of the services provided, the personnel involved in providing the services and the fees received by E&Y for performing the services. The Committee continues to review the facts and circumstances surrounding the matter, including the issue of whether the monies transferred for employees' taxes were de facto monies due the employees for tax payments rather than monies belonging to UCI.
E&Y has informed the Audit Committee that based on its internal reviews and the de minimis nature of the services provided and fees received, it does not believe its independence with respect to the Fund has been impaired.


Aggregate Non-Audit Fees

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $6,000 in 2004 and $26,900 in 2003. These fees include services provided prior to May 6, 2003, the effective date of the pre-approval process

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.




(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Funds audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended December 31, 2004 and 2003, there were no services provided to an affiliate that required the Funds audit committee pre-approval.


ITEMS 5-6. [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.


ITEM 8. [RESERVED]


ITEM 9. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded, that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 10. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Interest Shares


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date  March 9, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date March 9, 2005


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date March 9, 2005

* Print the name and title of each signing officer under his or her signature.